                                                                   EXHIBIT 10(a)


             Schedule of Certain Executive Officers who are Parties
              to the Severance Pay Agreements in the Forms Attached
         as Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q
                       For the Period Ended June 30, 1997
                       ----------------------------------


FORM A OF SEVERANCE PAY AGREEMENT

Christopher M. Connor
Joseph M. Scaminace


FORM B OF SEVERANCE PAY AGREEMENT

John L. Ault
Michael A. Galasso
Sean P. Hennessy
Thomas E. Hopkins
Conway G. Ivy
John G. Morikis
Ronald P. Nandor
Thomas W. Seitz
Louis E. Stellato